Exhibit 32.0

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 27, 2009

/s/ Stephen E. Wessel
Stephen E. Wessel Chief Executive Officer

/s/ Stephen F. Theriot
Stephen F. Theriot Chief Financial Officer

Note:    A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to GS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.